                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that BANCORP HAWAII, INC. (the "Company") and the directors and officers of the Company whose names are signed hereto hereby constitute and appoint H. HOWARD STEPHENSON, LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, or J. THOMAS VAN WINKLE of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of common stock of the Company that may be issued in connection with the Bancorp Hawaii, Inc. Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Company and the undersigned directors and officers in the capacities indicated below to the registration statements and any and all amendments and supplements to any registration statement (including specifically and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statements, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, Bancorp Hawaii, Inc. and the undersigned directors and officers of Bancorp Hawaii, Inc. have hereunto set their hands as of this 27th day of July, 1994. This Power of Attorney may be executed in any number of counterparts by one or more of the officers or directors.

                                          BANCORP HAWAII, INC.

                                          By /s/ LAWRENCE M. JOHNSON

                                            ------------------------------------
                                            Its President

                                          By /s/ RUTH MIYASHIRO

                                            ------------------------------------
                                            Its Vice President and Secretary

                                          /s/ H. HOWARD STEPHENSON

                                          --------------------------------------
                                          H. HOWARD STEPHENSON
                                          Chairman of the Board, Chief Executive
                                          Officer
                                          and Director

                                          /s/ LAWRENCE M. JOHNSON

                                          --------------------------------------
                                          LAWRENCE M. JOHNSON
                                          President and Director

                                          /s/ PETER D. BALDWIN

                                          --------------------------------------
                                          PETER D. BALDWIN, Director

                                          /s/ MARY G.F. BITTERMAN

                                          --------------------------------------
                                          MARY G.F. BITTERMAN, Director

                                EXHIBIT (24)(A)
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                                          /s/ THOMAS B. HAYWARD

                                          --------------------------------------
                                          THOMAS B. HAYWARD, Director

                                          /s/ DAVID A. HEENAN

                                          --------------------------------------
                                          DAVID A. HEENAN, Director

                                          /s/ STUART T.K. HO

                                          --------------------------------------
                                          STUART T.K. HO, Director

                                          /s/ HERBERT M. RICHARDS, JR.

                                          --------------------------------------
                                          HERBERT M. RICHARDS, JR., Director

                                          /s/ FRED E. TROTTER

                                          --------------------------------------
                                          FRED E. TROTTER, Director

                                          /s/ CHARLES R. WICHMAN

                                          --------------------------------------
                                          CHARLES R. WICHMAN, Director

                                          /s/ K. TIM YEE

                                          --------------------------------------
                                          K. TIM YEE, Director

                                          /s/ DAVID A. HOULE

                                          --------------------------------------
                                          DAVID A. HOULE
                                          Chief Financial Officer